SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2008

ARC INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

NORTHSTAR VENTURES, INC.

 (Former Name)

Nevada

(State or other jurisdiction of incorporation)

         0-31379

            91-2016816

(Commission File Number)

(IRS Employer Identification No.)

 333 Turnbull Canyon Road,  City of Industry, California

91745

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (626) 855-8011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.

Entry into a Material Definitive Agreement

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On January 4, 2008,  the Registrant acquired 100% of the outstanding common stock of ARC International Corp.ARC International Corp., a California corporation (“ARC International Corp.”). The acquisition was effected pursuant to an Agreement and Plan of Reorganization dated December 31, 2007. In connection with the acquisition, the Registrant issued 10,803,834 newly authorized shares of common stock, the officers and directors of the Registrant resigned and the persons named in Item 5.02 were elected as officers and directors..

There were 473,250 shares outstanding prior to the Closing. Effective at Closing, certain holders of convertible debt of the Registrant converted such debt into 1,000,000 shares of common stock.

As a result of this issuance and the debt conversion, there are 12,277,084 shares of common stock outstanding

Item 3.02 Unregistered Sales of Equity Securities

The Registrant issued 10,803,834 shares of its common stock as of January 4, 2008 to the 6 shareholders of  ARC International Corp.  The offer and sale was made without any public offering or solicitation, and was exempt under Section 4(2) of the Securities Act.

The Registrant issued 1,000,000 shares of its common stock on January 4, 2008 to holders of a $50,000 convertible promissory note. The offer and sale was made without any public offering or solicitation, and was exempt under Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant

A change of control took place on January 4, 2008 as a result of the acquisition of ARC International Corp. described above. Control was assumed from Dempsey Mork.  The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock, the number of shares held and the percentage of the total issued and outstanding Common Stock owned by each of them are as follows. The address of each unless noted is 333 Turnbull Canyon Road, City of Industry, California 91745.

Number of

Common

Shares

Percentage

Name

Office

Owned(1)

Owned

Jay Hooper

President and Director

7,735,791(2)

63.0%

Rebecca Hooper

Director

7,735,791(3)

63.0%

Sean Han

Director

245,542

2.0%

Kara Yu

Chief Financial Officer

245,542

2.0%

ARC International Group Inc.(3)

2,576,959

21.0%

All officers

  and directors

  as a group (4 persons)

8,226,875

67.0%

(1)

Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power.

(2)

Includes 1,083,383 shares held of record by the Jay Hooper Family Trust, and 368,313 shares owned by Rebecca Hooper, Mr. Hooper’s spouse. The current trustee of the Jay Hooper Family Trust is Jay Hooper. Mr. and Mrs. Hooper disclaim beneficial ownership of the shares held by the other.

(3)

Includes 368,313 shares owned directly by Rebecca Hooper and 7,367,478 shares beneficially owned by her spouse, Jay Hooper.

(4)

 ARC International Group, Inc. is owned and controlled by Cheng Wei Zhang.

Prior to the acquisition of ARC International Corp., the Registrant was a “shell” company. Information regarding the business of ARC International Corp. will be supplied by amendment to this Report. AC International Corp. is primarily engaged in the business of e-waste recycling and resource recovery.

When used in this Form 8-K, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. ARC International Corp. expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. This discussion should be read together with the financial statements and other financial information included in this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2008, Dempsey Mork resigned as President, Chief Financial Officer and Director of the Registrant. Mr. Mork provided no written statement in connection with his resignation. However, his resignation and the election of the new officers and directors was a condition to closing of the Agreement and Plan of Reorganization described in Item 1.01.

The following are the officers and directors appointed as of January 4, 2008 and their employment history.

Jay Hooper, age 51, is Chief Executive Officer and Director of the Registrant. He founded ARC International Corp. in 1996 and has been its Chief Executive Officer and a director since inception. From 1985 to 1996 he was the founder and President of American Research Corp., an early stage supplier of Dell Computer. From 1980 to 1985 he was founder and President of Plus and Plus Corporation, in Taiwan. Plus and Plus was the first company to display Chinese fonts on a PC. From 978 to 1980 Mr. Hooper was Sales Manager of IDA Tsusho Enterprise Corporation, in Tokyo, Japan. Mr. Hooper has a degree in Electrical Engineering from the Oriental Institute of Technology College in Taiwan, and studied business law at UCLA.

Rebecca Hooper, age 37,  is a Director of the Registrant. She has worked part time in the accounting department of ARC International Corp. since its founding in 1996. She was employed as an engineer by Jiangxi801 from 1994 to 1996. Ms. Hooper received a Bachelor in Science from the Jiagxi University of Science and Technology in 1994. She is the spouse of Jay Hooper.

Frank Lin,  is an independent director of the Registrant.  For more than the past 5 years, he has been Director of Wan Hai Lines Ltd., Managing Director of AirSeaLand and eLogistic Company Limited, and  Director of Rapido Logistic Service Ltd.  Prior to that time he held various positions as follows: President, CEO and Director of Allied Ind. & Eng. Corporation (USA); President, CEO and Director of Allied Ind. & Eng. Enterprise Co. Ltd.; President of Apogee Development LLC; Secretary General and CEO of Central Cooperated Corporation; Executive Director of the Board of Directors of A & E Development; Managing Director of AirSeaLand Products Company Limited; Chairman of the Board of Speedy Grand Limited; member of the Advisor Board of Taiwan Shin Sheng Daily News Shipping News Center; CEO of Morinokaze International; CEO of Total Shipping . Mr. Lin was Chairman of the National Taipei University of Technology, Materials and Mineral Resources Engineering Education Foundation; Chairman of the Alumni Association of that university; a member of the Advisory Board of the Taiwan Nihon University Alumni Association; Professor and Vice Dean of the International Study Institute, Honorary Director Vice President and Advisor to the Board of the National Development Initiatives Institute; President of the National Taipei University of Technology Alumni Association of North America; President (1993)  of the Joint Chinese University Alumni Association of Southern California; Visiting Professor & Graduate School Visiting Purser of Aomori Chou Gakuin University; and a member of the Board of Advisors of the Hot Springs Tourism Association of Taiwan and the Chinese Club of San Marino. Mr. Lin graduated from the Taiwan Provincial Taipei Institute of Technology in 1966 (Mining and Metallurgy); the National Cheng Chi University (Public and Management Center) in 1967; the Nihon University College of Industry Management, Department of Management in 1971; and the University of California Anderson School, Top Management EMBA in 1991.

Sean Han, age 36, is an independent director of the Registrant. He is Director of Seji Co., Ltd,  a South Korean public company. From 2003 to 2007 he was a Director of Excross LLC, in Los Angeles and then New Jersey. From 2001 to 2003 he was Director of Hanson Meal LLCand from 1997 to 2001 he was CEO of NSB Korea, Inc.  From 1999 5o 1997 Mr. Han was Planning Director of Asian Pacific Economic Foundation, andhe was in the planning department of Hipag Inc. Mr. Han received a business degree from the University of Findlay, in Ohio.

Kara Yu, age 47, has been Chief Financial Officer of ARC International Corp. since July, 2004. From July 1999 to May 2003 she was Controller of KYE International Corp., and she was Controller/Accounting Manager of CAF Technology Corp. from August 1989 to May 1999. Ms. Yu received a BA from the University of Washington-Seattle.

Mr. Hooper’s compensation is $10,000 per month. Ms. Yu’s compensation is $6,000 per month. Neither has a written employment contract. These amounts do not include health insurance or similar benefits nor automobile allowances.

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant is amending its Articles of Incorporation to change its name to ARC International.

The Registrant is changing its fiscal year to March 31 the match the fiscal year of  its recently acquired subsidiary, ARC International Corp. The Registrant has not yet determined the transition reports which will be filed.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements.

The audited financial statements of ARC International Corp. for the two years ended March 31, 2007 and the unaudited financial statements as of September 30, 2007 and the six months ended September 30, 2007 and 2006 will be filed by amendment to this Report.

(b) Exhibits

2.2

Agreement and Plan of Reorganization between the Registrant and ARC International Corp.. Filed herewith.

21.

ARC International Corp., a California corporation, is a wholly owned subsidiary of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 9, 2008

ARC INTERNATIONAL CORPORATION

By:

/s/ Jay Hooper

Jay Hooper

President